Note 19 - Pension Plan - Net Periodic Pension Cost (Details) - Pension Plan [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Gross employer service cost	$ 766	$ 1,237
Plan participant contributions	(185)	(246)
Interest cost on service cost	15	22
Employer's service cost	596	1,013
Interest cost	424	744
Expected net return on plan assets	(395)	(689)
Other costs	113	171
Settlement gain	(1,302)
Total employer's pension expense	$ (564)	$ 1,239